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                                                                   EXHIBIT 10.15


                                                     December 20, 1996

Mr. James L. Loomis
Treasurer
Bottomline Technologies, Inc.
155 Fleet Street
Portsmouth, NH  03801-4050

Re:  Second Amendment of Loan Agreement Dated January 13, 1995

Gentleman:

     Reference is made to that certain Loan Agreement dated January 13, 1995, as amended (the "Agreement") by and between Bottomline Technologies, Inc. (the "BORROWER") and Fleet National Bank (the "BANK"). Notwithstanding the provisions of the Agreement, the Agreement is hereby amended, effective immediately, as follows:

     1. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Agreement.

     2. Sections 1.1, 1.4, 1.6, 4.9, 4.10 and 4.11 of the Agreement are hereby deleted in their entirety and the following new Sections 1.1, 1.4, 1.6, 4.9,
4.10 and 4.11 substituted therefore, as follows:

          "1.1 Subject to the terms and conditions of this Agreement, the Bank hereby establishes a revolving line of credit of up to $4,000,000.00 (the "REVOLVING LOAN") to be advanced as hereinafter provided. The Bank may, in its discretion, from time to time, make advances to the Borrower upon the Borrower's request; provided, however, that no advance will be made if, after giving effect to the Borrower's request for such advance, the outstanding principal balance of the Revolving Loan would exceed the sum of $4,000,000 (the "CREDIT LIMIT")."

          "1.4 As evidence of the Borrower's obligations under the Revolving Loan, the Borrower shall execute and deliver to the Bank a Secured Revolving Time Note (the "REVOLVING NOTE") dated December 20, 1996."

          "1.6 No advance under the Revolving Loan will be made after December 30, 1997 (the "EXPIRATION DATE"), and the entire unpaid principal balance of the Revolving Loan, together with all unpaid interest accrued thereon and all accrued and
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unpaid fees, if any, shall be due and payable without notice or demand on
December 31, 1997 (the "TERMINATION DATE")."

          "4.9 (Minimum tangible net worth).  The Borrower will not permit its
                --------------------------
tangible net worth to be less than the following amounts as at the end of the following periods:

          MINIMUM AMOUNT                          TIME PERIOD
          --------------                          -----------

          $3,900,000.00                   Fiscal year ending June 30, 1997
                                          and as at the end of each fiscal
                                          year thereafter.


          The term "TANGIBLE NET WORTh" shall mean stockholders' equity determined in accordance with generally accepted accounting principles, consistently applied, subtracting therefrom: (i) intangibles (as determined in accordance with such principles so applied), and (ii) accounts and indebtedness owing from any employee or parent, subsidiary or other affiliate."

          "4.10 (Maximum debt to tangible net worth ratio).  The Borrower will
                 ----------------------------------------
not allow its total debt to be more than the following percentages of its tangible net worth for the following periods:


          MAXIMUM PERCENTAGE                      TIME PERIOD
          ------------------                      -----------

                200% Fiscal year ending June 30, 1997 and as at the end of each fiscal year thereafter."

          "4.11 (Minimum debt service and unfinanced capital expenditures
                 ---------------------------------------------------------
     coverage ratio).  The Borrower will not permit the ratio of:
     --------------

          (a) the aggregate of (i) earnings before interest, taxes, depreciation and amortization, MINUS (ii) unfinanced capital expenditures, MINUS
          (iii) permitted dividends, MINUS (iv) taxes actually paid by the Borrower to:

          (b) the sum of (i) interest, and (ii) the current maturities of long-term debt to be less than 1.50:1 for the twelve-month period ending on June 30, 1997 or on June 30 in any subsequent year."

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     Except as specifically amended hereby, the Agreement remains in full force and effect, and the Borrower hereby reaffirms all warranties and representations contained therein, as of the date hereof.

     Please acknowledge your agreement to the matters contained herein by signing this letter in the space provided and returning it to the undersigned, whereupon it shall take effect as an instrument under seal.

                                       Very truly yours,

                                       FLEET NATIONAL BANK

                                       By:  /s/  Robert A. Lupien
                                          -------------------------------------
                                            Robert A. Lupien, Vice President

ACCEPTED AND AGREED TO:

BOTTOMLINE TECHNOLOGIES, INC.

By:     /s/  James L. Loomis
   ----------------------------------
        James L. Loomis, Treasurer

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